Exhibit 24.01

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ James M. Jenness
James M. Jenness

Dated: February 18, 2011

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Benjamin S. Carson, Sr.
Benjamin S. Carson, Sr.

Dated: February 18, 2011

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ John T. Dillon
John T. Dillon

Dated: February 18, 2011

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Gordon Gund
Gordon Gund

Dated: February 18, 2011

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Dorothy A. Johnson
Dorothy A. Johnson

Dated: February 18, 2011

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Donald R. Knauss
Donald R. Knauss

Dated: February 18, 2011

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

Dated: February 18, 2011

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Rogelio M. Rebolledo
Rogelio M. Rebolledo

Dated: February 18, 2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Sterling K. Speirn
Sterling K. Speirn

Dated: February 18, 2011.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011 and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Robert A. Steele
Robert A. Steele

Dated: February 18, 2011

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2011, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ John L. Zabriskie
John L. Zabriskie

Dated: February 18, 2011